SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 11, 2018
PHOTOAMIGO INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-54439	20-5422795
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
8832 Glendon Way
Rosemead, California 91770
(626) 656-6192
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
2532 Foothill Rd, Santa Barbara, CA 93105
(805) 272-0874
  (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [_]

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “PHGO,” and “our” refer to Photoamigo, Inc., unless the context requires otherwise.
FORWARD-LOOKING STATEMENTS
Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.
Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.
As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.
Item 5.01 Changes in Control of Registrant.
As reported on Form 14f-1, filed with the Securities and Exchange Commission on June 1, 2018, effective June 11, 2018 (the “Closing Date”), five of the principal shareholders of the Company (the “Sellers”), entered into an Amended Stock Purchase Agreement (the “Agreement”) dated May 30, 2018, with Xin Dong, an individual (the “Buyer”), pursuant to which, among other things, the Sellers agreed to sell to the Buyer, and the Buyer agreed to purchase from Sellers, a total of 2,800,000 shares of Common Stock owned of record and beneficially by the Sellers (the “Purchased Shares”). The Purchased Shares represented approximately 92.8% of the Company’s issued and outstanding shares of Common Stock. In connection with the transactions contemplated by the Agreement, the Board appointed Xin Dong, Sheng-Yih Chang and Xueying Song to fill vacancies on the Company’s Board of Directors caused by the resignation of Mr. Robert Heckes. Such appointments became effective 10 days following the mailing of the Schedule 14f-1 to the Company’s shareholders, specifically at the close business as of June 11, 2018.
Except as described herein, there were no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters.
As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consummation of the purchase and sale of the Purchased Shares on the Closing Date pursuant to the Agreement effected a change of control of the Company, as the Buyer, using personal funds, acquired an aggregate of 2,800,000 shares, or approximately 92.8% of the Company’s 3,018,000 shares of Common Stock outstanding as of June 11, 2018. Currently, the Buyer is the Company’s majority, and controlling, stockholder. In connection with the transactions contemplated by the Agreement, the Board appointed Xin Dong, Sheng-Yih Chang and Xueying Song to fill vacancies on the Company’s Board of Directors caused by the resignation of Robert Heckes. On the Closing Date, the Board appointed Mr. Dong as President/CEO and Mr. Chang as CFO/Secretary, effective as of the Closing Date. The Board and the Company’s officers consist of the following persons

Name	Age	Position

Xin Dong		Director and President/CEO/
8832 Glendon Way	34
Rosemead, California 91770

Sheng-Yih Chang		Director and CFO/Secretary
8832 Glendon Way	46
Rosemead, California 91770

Xueying Song		Director
8832 Glendon Way	34
Rosemead, California 91770
Each of the directors will serve until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The following is information concerning the business backgrounds of each of Mr. Dong, Mr. Chang and Mr. Song:

Xin Dong. Mr. Dong has served as the Executive Director and General Manager of Shanghai Huitong Health Management Company, a senior care and traditional health management company, in China since September 2017. From July 2016 through August 2017, Mr. Dong acted as the Vice President and General Manager of Shanghai Huicai Financial Information Service Co., Ltd., a financial service and small loan company, in China. Mr. Dong has also served as the General Manager of Shenzhen Maoli International Trading Co., Ltd., an international trading company in Shenzhen, China, from April 2012 through June 2016, and as a Project Manager and Market Representative at Nanjing Hongyuan Electronic Technology Company, an electronics manufacturing company, from July 2007 through March 2012. Mr. Dong holds a Masters in International Finance and Trade from Shanghai Jiaotong University and a degree in Computer Science from Jiangsu University.

Sheng Yih Chang. Mr. Chang has served as the General Manager at Hartford Hotel, a commercial hotel in Rosemead, California, since March 2018. Mr. Chang served as a Product Manager at Jowett Group, a textile manufacturing company in the USA, from November 2015 through September 2017, as an Operational Manager and General Manager at A-Concepts Designs, a houseware supplier company in the USA, from January 2004 through October 2015, as a General Manager at Long Arch International, a carving crafts supplier in the USA, from December 2000 through December 2003, as a Sales Manager at EZ Wholesale, a grocery wholesaler in the USA, from July 1998 through November 2000, and as a Technician at Richcom Computer Corporation, a computer service provider in China, from July 1996 through November 1997. Mr. Chang studied electrical engineering at the University of British Columbia and holds a Bachelor of Science in Electrical Engineering from California State University, Northridge.

Xueying Song. Mr. Song has served as the Vice President of Hangzhou Haofu Health Management Company, a medical device provider and health product manufacturer in China, since 2017. Mr. Song served as the Vice President of Financing Operations at China Fang Group Investment Company, an investment company focus on real estate development in China, from 2016 through 2017, as the Deputy Chief Executive Officer of China Fang Group Assets Corporation, an assets management company in China, from 2013 through 2016, as a Vice President at Suwu Futures Group Corporation, a company that focus on futures investment and management in China, from 2010 through 2013, as the Deputy Manager of the Asset Management Department at Hongye Futures Group Corporation, a futures investment and management company in China, from 2008 through 2010, as a Regional Director at Huatai Securities Co., Ltd., a security company in China, from 2006 through 2008, and as a Business Manager at Xintai Securities, a security company in China, from 2001 through 2006. Mr. Song holds a Bachelor of Science and Management Degree in Civil Engineering from Southeast University in China and a Law Degree from Nanjing University of Science and Technology.

There are presently no plans or commitments with regard to such compensation or remuneration. The Company has no employee benefit plans or other compensation plans.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
June 28, 2018
Photoamigo, Inc.
By:/s/ Sheng -Yih Chang________
 Sheng-Yih Chang, CFO/Secretary